SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 27, 2020
Date of Report (Date of earliest event reported)
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UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

Unity Bancorp, Inc. (the “Registrant”) provided the following disclosure regarding the impact of the Coronavirus epidemic on its operations and future results:

The Central and Northern New Jersey and Eastern Pennsylvania markets served by the Registrant have been significantly impact by the Coronavirus epidemic. By Executive Order, the Governor of the State of New Jersey has ordered all non-essential businesses to close, and has banned large scale gatherings. The Commonwealth of Pennsylvania has enacted similar restrictions, at least in some counties. As a result, the Registrant believes that it will likely incur higher provisions for loan losses and slower loan demand and portfolio growth, effecting at least the first and second quarters of 2020. The Registrant therefore does not expect that its results of operations for at least the first and second quarters of 2020 will track with the Registrant’s historical performance, although the Registrant is not currently able to quantify the financial impact of the epidemic.

The Registrant has and is taking steps to protect the health and safety of its employees and to work with its customers experiencing economic consequences from the epidemic. Unity Bank, the Registrant’s insured depository subsidiary, has closed its branch lobbies and is servicing clients through its drive through facilities, through ATM’s or by appointment. Approximately 75% of the Registrant’s non-branch personnel are currently working remotely. The Bank is working with its loan customers to provide short term payment deferrals and to waive certain fees. These accommodations are likely to have an impact on the Registrant’s results of operations during the duration of the epidemic.

Forward-Looking Statements

This report contains certain forward-looking statements, either expressed or implied, within the meaning of Sections 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. These statements are provided to assist the reader in understanding anticipated future financial performance. These statements involve certain risks, uncertainties, estimates and assumptions by management.

Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to those listed under “Item 1A - Risk Factors” in the Registrant’s Annual Report on Form 10-K as well as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses; competition; significant changes in tax, accounting or regulatory practices and requirements; technological changes, and the impact of the Coronavirus epidemic and the reaction of the Federal, state and local governments to the epidemic. Although management has taken certain steps to mitigate the negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and have an adverse effect on future profitability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: March 27, 2020
By: /s/ James A. Hughes
James A. Hughes
President and Chief Executive Officer